EXHIBIT 99.1

FOR IMMEDIATE RELEASE

EOS PETRO, INC. SUCCESSFULLY COMPLETES
THIRD “WORKS PROPERTY” WELL

Newly-Completed Well Producing 40-50 BOPD

LOS ANGELES, FEBRURARY 18, 2014 – Eos Petro, Inc. (OTC: EOPT), today announced the successful completion of a third well on its “Works Property, located in the Illinois Basin. “After completing our most recent $2.5 Million financing, we were able to complete our newest Works Property well. That well is now producing between 40 and 50 BOPD, and production is anticipated to increase in the coming weeks. In addition, we also finished recompletion work on two existing wells and we are continuing recompletion work on the remaining twelve wells. In the second quarter of 2014, we plan to drill three additional wells on the Works Property as part of our ongoing development program, in which the Company has 80% Net Reserve Interest (“NRI”) and 100% working interest. We anticipate that our further efforts will expand production in the near term in addition to the results being reported in this release. Our drilling program since inception beginning on the third Quarter of last year for the first three Wells on the Works Property has been at 100% success ratio,” said Martin Oring, Eos’s Chief Executive Officer.

About EOS Petro

Eos Petro, Inc. is an American company primarily in the business of acquiring, exploring and developing oil and gas-related assets, both domestically and internationally. The Company’s current, active properties are located in the Illinois Basin. For more information, please visit http://www.eos-petro.com.

Forward Looking Statements

This press release contains or is based upon projections, expectations, beliefs, plans, objectives, assumptions, descriptions of future events or performances and other similar statements that constitute “forward looking statements” that involve risks and uncertainties, many of which are beyond our control. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “will continue,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” and similar expressions. All statements, other than statements of historical facts, included in this press release regarding our expectations, objectives, assumptions, strategy, future operations, financial position, estimated revenue or losses, projected costs, prospects and plans and objectives of management are forward-looking statements. All forward-looking statements speak only as of the date of this press release. Our actual results could differ materially and adversely from those anticipated in such forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Eos’ filings with the Securities and Exchange Commission. It is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained or implied in any forward-looking statement. We undertake no obligation to update any forward-looking statements or other information contained herein. Stockholders and potential investors should not place undue reliance on these forward-looking statements. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements in this press release are reasonable, we cannot assure stockholders and potential investors that these plans, intentions or expectations will be achieved. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Company Contact

Martin Oring, CEO

EOS Petroleum, Inc.

+1 310.552.1555

Investor Relations Contact

Michael Briola, Partner

Anubis Partners, LLC

+1 541.482.0919

mbriola@anubispartners.com